Annual Report

Corporate Income Fund

May 31, 2002

T. Rowe Price



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2
  Market Environment                                                2
  Performance                                                       3
  Strategy                                                          4
  Outlook                                                           5

Performance Comparison                                              7

Financial Highlights                                                8

Statement of Net Assets                                             9

Statement of Operations                                            22

Statement of Changes in Net Assets                                 23

Notes to Financial Statements                                      24

Report of Independent Accountants                                  30

Tax Information (Unaudited) for the
  Tax Year Ended 5/31/02                                           31

About the Fund's Directors and Officers                            32



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Highlights
--------------------------------------------------------------------------------


o While the environment for corporate bonds weakened during the past six months, our sector of the fixed-income market managed to post positive returns.

o Your fund's performance for the past 6- and 12-month periods was roughly in line with the benchmark index and slightly ahead of the average for similar funds.

o Overweighting bonds in cyclical sectors and financial institutions, such as regional banks, thrifts, and credit card banks, benefited results as recession fears receded.

o We believe BBB securities and bonds in sectors currently under duress could outperform top-quality bonds over the next 12 months.



Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Corporate Income Fund                                 1.56%                6.49%

Lehman Brothers Baa
U.S. Credit Index                                     1.59                 7.08

Lipper Corporate Debt
BBB Funds Average                                     1.35                 5.78



Price and Yield
--------------------------------------------------------------------------------

                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------

Price Per Share                            $          9.43      $          9.25

Dividends Per Share

  For 6 months                                        0.33                 0.32

  For 12 months                                       0.66                 0.65

30-Day Dividend Yield*                                6.71%                7.16%

30-Day Standardized
Yield to Maturity                                     6.44                 6.76

*Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------

The U.S. economy changed dramatically over the past six months, moving from recession to recovery. The 5.6% annualized GDP growth rate in the first quarter was driven primarily by an end to the inventory liquidation cycle. At the same time, corporate cost-cutting and strong worker productivity improved profit margins, spurring an increase in capital investment. Interest rates moved higher, weakening the environment for fixed-income securities, although the fund posted gains that were roughly in line with its benchmarks.


MARKET ENVIRONMENT

Intermediate- and long-term Treasury yields rose on the good economic news but backed off later in the period as less-than-robust earnings announcements and corporate accounting scandals triggered worries about the depth of the economic recovery. The outset of the period was almost a mirror image of the first six months of the fund's calendar year when rates fell steadily. Expectations then faded that the Fed would raise short-term rates sooner rather than later as it became apparent that the first quarter's GDP surge would probably give way to slower growth in the second quarter. Investment-grade corporate bonds (BBB bonds in particular) typically outperform the highest-quality fixed-income securities during periods of economic recovery. However, over the past six months, numerous downgrades in the BBB sector, coupled with continuing headlines about corporate abuses, resulted in a flight to the safety of higher-quality investments. Against this backdrop, BBB bonds came under pressure but provided positive results.


Yield Comparison
--------------------------------------------------------------------------------

                           Lehman Bros.                       10-Year
                           BAA U.S.                           Treasury
                           Credit Index                       Note

5/01                       7.43                               5.38
                           7.40                               5.41
                           7.01                               5.05
8/01                       6.91                               4.83
                           7.09                               4.59
                           6.75                               4.23
11/01                      7.00                               4.75
                           7.14                               5.05
                           7.19                               5.03
2/02                       7.09                               4.88
                           7.54                               5.40
                           7.68                               5.09
5/02                       7.16                               5.04


BBB bonds in the more defensive sectors of the market performed considerably better than those in the New Economy sectors. The latter included technology, media and telecommunications, and the deregulated energy sectors where weakness in bond prices reflect companies' excessive debt levels, coupled with weak pricing for their services brought on by a glut of capacity. As a result, many of these companies have been struggling to service their debt, leading to a string of downgrades by rating agencies, heightened concerns about liquidity, and bankruptcy filings by some high-profile issuers.


PERFORMANCE

Quality Diversification
--------------------------------------------------------------------------------

A Rated
and Above          BBB Rated            BB Rated             B Rated

26.3               52.6%                17.6                 3.5


Your fund posted positive total returns for both the 6- and 12-month periods ended May 31, 2002, that were roughly in line with the benchmarks, slightly trailing the Lehman Baa U.S. Credit Index and surpassing the Lipper peer group average. Fund performance for the last six months reflects a decline in the share price from $9.43 at the end of November to $9.25 at the end of May, which was offset by dividends of $.32 per share. For the 12-month period, the $0.06 drop in net asset value was offset by dividends of $0.65.

The fund's performance for the period reflects a more aggressive posture relative to the peer group and index in anticipation of an upturn in economic and corporate profit growth. At the end of May, the portfolio held 7% of net assets in convertible securities. Positive contributors among convertibles include Ford Motor, GM, and real estate investment trusts (REITs), which provided capital appreciation and attractive dividend income. During the period we also sold positions in Union Pacific Railroad and International Paper at substantial gains.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     11/30/01              5/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      11.5                 11.3

Weighted Average Effective
Duration (years)                                       6.3                  5.9

Weighted Average Quality*                             BBB+                 BBB+

*Based on T. Rowe Price research.



Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------

Banking                                                 11%                  10%

Electric Utilities                                      10                    9

Equity and Convertible Securities                        5                    7

Savings and Loan                                         4                    6

Paper and Paper Products                                 3                    5


On the negative side of the ledger, convertible positions in the tech, media and telecom, and energy sectors restrained absolute and relative performance over the recent six-month period. The largest detractors from fund results include the convertible securities of MediaOne Group, Liberty Media/ Sprint PCS, Ciena, Juniper Networks, Corning, and Lucent Technologies in the telecom and telecom equipment sectors. We still believe these holdings are positioned to benefit from signs that the capital spending cycle has turned the corner. Unfortunately, the timing of the turn for these sectors keeps getting pushed further into the future.


STRATEGY

Several other factors contributed to positive absolute and relative returns during the six-month period. We overweighted financial institutions, notably regional banks, thrifts, and credit card banks late last year, which did well as the recession fears receded. Our decision to increase the portfolio's exposure to airline debt (both unsecured and equipment trust certificates) after the events of September 11 proved fortuitous as risk premiums declined in response to a resumption of air travel. We also increased our exposure late last year to some economically sensitive sectors, including automotive, auto parts, and retail, in response to the Fed's aggressive rate cuts of 2001. As the automotive sector raised production schedules because of declining inventories and consumers continued to spend, bond prices in these sectors rallied. Finally, our holdings in more defensive sectors, such as aerospace and defense, railroads, tobacco, and supermarkets, generated solid returns and should eventually provide cash to take advantage of future opportunities in other sectors of the market as they develop.

Our strategy, as always, is to focus on fundamental credit analysis of the companies and sectors we invest in, which enables us to buy higher-yielding bonds with stable-to-improving credit outlooks. We also leveraged all of T. Rowe Price's commitment to investment research, including our equity and international resources, in an effort to add incremental value and sector diversification to the portfolio.


OUTLOOK

We believe corporate bonds, especially BBB securities and bonds in sectors currently under duress, could deliver attractive returns relative to top-quality fixed-income securities for several reasons. For the better part of the last two years, performance in the fixed-income markets has been driven by a flight to quality, initially in response to recession fears in 2001, then later in response to the corporate excesses already discussed. We believe the number of corporations guilty of breaches in corporate governance will prove to be limited and the cleansing process, which has already begun, will eventually benefit the types of bonds in which we invest.

In addition, companies with high levels of debt are restructuring their balance sheets, which will improve the credit prospects for bondholders. Also, the current yields offered by BBB corporate bonds appear very attractive in relation to the anticipated returns on stocks over the next year. During the past few years, U.S. Treasury and agency securities outperformed corporates in an environment of aggressive Fed easing, deteriorating credit fundamentals, and strong demand by foreign investors for low-risk U.S. assets. Given that U.S. interest rates are at cyclical lows and the U.S. dollar is under pressure, reflecting the uncertainty of a recovery in corporate profits, demand for Treasury and agency bonds could begin to fade. If so, investors may turn their attention to the higher yields available on BBB corporate bonds.

We believe that our current allocation of portfolio securities reflects a good balance between risk and potential reward and that those who stay the course will be rewarded for their patience going forward.

Thank you for investing with T. Rowe Price.

Respectfully submitted,


Robert M. Rubino
Chairman of the fund's Investment Advisory Committee

June 21, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


CORPORATE INCOME FUND
--------------------------------------------------------------------------------


                  Lipper             Lehman
                  Corporate          Brothers
                  Debt BBB           Baa U.S.            Corporate
                  Funds              Credit              Income
                  Average            Index               Fund

10/95             10,000             10,000              10,000
05/96             10,065             10,016              10,009
05/97             11,055             10,989              11,045
05/98             12,333             12,346              12,587
05/99             12,527             12,702              12,435
05/00             12,413             12,577              12,357
05/01             13,896             14,344              14,070
05/02             14,653             15,360              149,83



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



Periods Ended                                          Since         Inception
5/31/02             1 Year     3 Years     5 Years     Inception     Date
--------------------------------------------------------------------------------

Corporate Income
Fund                6.49%      6.41%       6.29%       6.34%         10/31/95


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------


                 Year
                 Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98

NET ASSET VALUE

Beginning of
period         $    9.31   $    8.80   $    9.54   $   10.39   $    9.81


Investment activities

  Net investment
  income (loss)     0.65*       0.67*       0.68*       0.70*       0.75*

  Net realized
  and unrealized
  gain (loss)      (0.06)       0.51       (0.74)      (0.83)       0.59

  Total from
  investment
  activities        0.59        1.18       (0.06)      (0.13)       1.34


Distributions

  Net investment
  income           (0.65)      (0.67)      (0.68)      (0.70)      (0.76)

  Net realized
  gain                --          --          --       (0.02)         --

  Total
  distributions    (0.65)      (0.67)      (0.68)      (0.72)      (0.76)


NET ASSET VALUE

End of
period         $    9.25   $    9.31   $    8.80   $    9.54   $   10.39
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           6.49%*     13.86%*     (0.63%)*    (1.21%)*    13.96%*

Ratio of total
expenses to
average net
assets              0.80%*      0.80%*      0.80%*      0.80%*      0.80%*

Ratio of net
investment income
(loss) to
average
net assets          7.00%*      7.40%*      7.44%*      7.12%*      7.33%*

Portfolio
turnover
rate                91.1%       98.1%       90.9%      140.8%      146.0%

Net assets,
end of period
(in thousands) $  78,341   $  61,721   $  43,725   $  50,822   $  42,829


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during eachperiod, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/03.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2002



Statement of Net Assets                         Par/Shares                Value
--------------------------------------------------------------------------------
                                                             In thousands


CORPORATE BONDS AND NOTES  85.9%

Aerospace & Defense  2.7%

Lockheed Martin, Sr. Notes,
  8.20%, 12/1/09                           $           500      $           565

Northrop Grumman, Sr. Notes,
  7.125%, 2/15/11                                      900                  943

Raytheon, Sr. Notes, 8.20%, 3/1/06                     550                  598
                                                                          2,106


Airlines  2.3%

American Airlines, Series 2001-2,
  Class B, ETC 8.608%, 4/1/11                          575                  610

Delta Airlines, Sr. Notes,
  7.70%, 12/15/05                                      625                  595

Southwest Airlines, Sr. Notes,
  6.50%, 3/1/12                                        575                  581
                                                                          1,786


Automobiles and Related  4.2%

DaimlerChrysler, Sr. Notes,
  7.30%, 1/15/12                                       675                  707

Delphi, Sr. Notes, 6.55%, 6/15/06                      620                  642

Ford Motor, Sr. Notes, 7.45%, 7/16/31                  725                  703

General Motors Acceptance Corp.
  Sr. Notes
    6.875%, 9/15/11                                    775                  786
    8.00%, 11/1/31                                     450                  480
                                                                          3,318

Banking  10.2%

Banco Generale, Sr. Notes, 144A,
  7.70%, 8/1/02                                        900                  902

Banco Santiago, Sr. Sub. Notes,
  7.00%, 7/18/07                                       650                  665

Bank of Hawaii, Sr. Sub. Notes,
  6.875%, 3/1/09                                       350                  348

Bank One, Sr. Notes, 5.50%, 3/26/07                    500                  511

Banknorth Capital Trust I, Series B,
  Jr. Sub. Notes, 10.52%, 5/1/27                       350                  380

Capital One Bank, Sr. Notes,
  6.50%, 7/30/04                                       480                  482

City National Bank, Sr. Sub. Notes,
  6.75%, 9/1/11                                        600                  593

Colonial Bank, Sr. Sub. Notes,
  9.375%, 6/1/11                                       825                  889

FBOP Capital Trust II, Sr. Notes,
  144A, 10.00%, 1/15/09                                800                  808

First Union National Bank,
  Sr. Sub. Notes, 6.50%, 12/1/28                       350                  339

Hudson United Bancorp
  Sr. Sub. Notes
    7.00%, 5/15/12                                     250                  253
    7.75%, 1/15/04                                     500                  516
    8.20%, 9/15/06                                     285                  296

MBNA America Bank, Sr. Sub. Notes,
  6.75%, 3/15/08                           $           500      $           489

Old National Bank, Sr. Sub. Notes,
  6.75%, 10/15/11                                      500                  497
                                                                          7,968


Beverages  1.2%

Coca-Cola Femsa, Sr. Notes, 8.95%, 11/1/06             385                  423

Panamerican Beverages, Sr. Notes,
  7.25%, 7/1/09                                        500                  488
                                                                            911


Broadcasting  0.1%

Chancellor Media, Sr. Sub. Notes,
  8.125%, 12/15/07                                      50                   52
                                                                             52


Building and Real Estate  0.2%

Lennar, Series B, Sr. Notes, 9.95%, 5/1/10             150                  169
                                                                            169


Cable Operators  2.7%

Charter Communications, Sr. Notes,
  11.125%, 1/15/11                                     250                  234

Clear Channel Communications, Sr. Notes,
  7.65%, 9/15/10                                       500                  522

Comcast Cable Communications, Sr. Notes,
  6.75%, 1/30/11                                       950                  917

Lenfest Communications, Sr. Sub. Notes,
  10.50%, 6/15/06                                      250                  283

Rogers Cablesystem, Sr. Sub. Notes,
  11.00%, 12/1/15                                      150                  163
                                                                          2,119


Conglomerates  0.8%

Hutchison Whampoa Finance, Sr. Notes,
  144A, 7.45%, 8/1/17                                  600                  641
                                                                            641


Container  0.4%

Ball, Sr. Notes, 7.75%, 8/1/06                         300                  311
                                                                            311


Department Stores  0.2%

May Department Stores, Sr. Notes,
  7.60%, 6/1/25                                        150                  159
                                                                            159


Diversified Chemicals  1.0%

Potash, Sr. Notes, 7.75%, 5/31/11                      450                  485

Sealed Air, Sr. Notes, 144A,
  8.75%, 7/1/08                                        275                  294
                                                                            779


Drugs  0.5%

Bristol-Myers Squibb, Sr. Notes,
  5.75%, 10/1/11                                       400                  398
                                                                            398


Electric Utilities  9.2%

Allegheny Energy Supply, Sr. Notes,
  144A, 8.25%, 4/15/12                                 600                  620

Arizona Public Service, Sr. Notes,
  6.375%, 10/15/11                         $           500      $           494

Calpine, Sr. Notes, 8.50%, 2/15/11                     125                  103

Constellation Energy Group, Sr. Notes,
  6.35%, 4/1/07                                        450                  462

Detroit Edison, 1st Mtg., 6.125%, 10/1/10              700                  695

Energy East, Sr. Notes, 5.75%, 11/15/06                400                  393

Exelon, Sr. Notes, 144A, 6.95%, 6/15/11                510                  523

First Energy, Sr. Notes, 7.375%, 11/15/31              700                  665

Korea Electric Power, Sr. Notes,
  7.00%, 10/1/02                                       500                  505

Mirant Americas Generation, Sr. Notes,
  8.30%, 5/1/11                                        500                  435

NiSource Finance, Sr. Notes,
  7.625%, 11/15/05                                     500                  503

PG&E National Energy, Sr. Notes,
  10.375%, 5/16/11                                     355                  367

PSEG Energy, Sr. Notes, 8.50%, 6/15/11                 450                  436

Sempra Energy, Sr. Notes, 6.95%, 12/1/05               400                  415

UtiliCorp United, Sr. Notes,
  6.875%, 10/1/04                                      325                  311

XCEL Energy, Sr. Notes, 7.00%, 12/1/10                 300                  283
                                                                          7,210


Electronic Components  0.7%

Arrow Electronics, Sr. Notes,
  8.20%, 10/1/03                                       550                  554
                                                                            554


Energy  1.9%

Amerigas Partners, Sr. Notes,
  10.00%, 4/15/06                                      250                  261

Offshore Logistics, Sr. Sub. Notes,
  144A, 7.875%, 1/15/08                                100                   96

PDVSA Finance, Sr. Notes, 6.80%, 11/15/08              500                  437

Pride Petroleum, Sr. Notes, 9.375%, 5/1/07             200                  209

YPF Sociedad Anonima
  Sr. Notes
    8.00%, 2/15/04                                     175                  131
    10.00%, 11/2/28                                    625                  344
                                                                          1,478


Entertainment and Leisure  0.5%

Carnival, Sr. Notes, 7.05%, 5/15/05                    325                  331

Premier Parks, Sr. Notes,
  9.75%, 6/15/07                                       100                  104
                                                                            435


Exploration and Production  1.0%

Devon Energy, Sr. Notes, 7.95%, 4/15/32                700                  760
                                                                            760


Finance and Credit  4.1%

CIT Group
  Sr. Notes
    7.50%, 11/14/03                        $           265      $           265
    7.75%, 4/2/12                                      355                  363

Countrywide Home Loans, Sr. Notes,
  5.50%, 2/1/07                                        450                  453

General Electric Capital, Series A,
  MTN, 5.00%, 6/15/07                                  500                  497

Household Finance, Sr. Notes,
  7.00%, 5/15/12                                       500                  507

International Lease Finance, Sr. Notes,
  6.375%, 3/15/09                                      700                  711

PHH, MTN, 8.125%, 2/3/03                               375                  386
                                                                          3,182


Food Processing  2.5%

General Mills, Sr. Notes,
  5.125%, 2/15/07                                      800                  797

Kellogg, Series B, Sr. Notes,
  6.60%, 4/1/11                                        650                  675

Kraft Foods, Sr. Notes, 5.625%, 11/1/11                500                  489
                                                                          1,961


Food/Tobacco  0.9%

R.J. Reynolds Tobacco, Series B,
  Sr. Notes, 7.375%, 5/15/03                           700                  723
                                                                            723


Foreign Government and Municipalities  1.7%

Petroleos Mexicanos, Sr. Notes,
  9.25%, 3/30/18                                       300                  322

Republic of Bulgaria, Sr. Notes,
  8.25%, 1/15/15                                       150                  148

United Mexican States, Sr. Notes,
  9.875%, 2/1/10                                       775                  893
                                                                          1,363


Gaming  0.8%

Ameristar Casinos, Sr. Notes,
  10.75%, 2/15/09                                      125                  138

International Game Technology, Sr. Notes,
  8.375%, 5/15/09                                      200                  211

Park Place Entertainment, Sr. Sub. Notes,
  7.875%, 12/15/05                                     250                  252
                                                                            601


Gas & Gas Transmission  1.6%

Noram Energy, Sr. Notes, 6.50%, 2/1/08                 465                  422

Southern Natural Gas, Sr. Notes,
  8.00%, 3/1/32                                        370                  364

Williams Companies, Sr. Notes,
  7.125%, 9/1/11                                       525                  486
                                                                          1,272


Insurance  3.1%

AFLAC, Sr. Notes, 6.50%, 4/15/09                       400                  408

Fairfax Financial, Sr. Notes,
  7.75%, 12/15/03                                      300                  288

MIC Financing Trust I, Jr. Sub. Notes,
  8.375%, 2/1/27                                       700                  689

Sun Life of Canada U.S. Capital Trust
  Jr. Sub. Notes, 144A, 8.526%, 5/29/49    $         1,000      $         1,065
                                                                          2,450


Investment Dealers  1.8%

Goldman Sachs Group, Sr. Notes,
  6.60%, 1/15/12                                       600                  610

Lehman Brothers, Sr. Notes,
  7.875%, 8/15/10                                      750                  821
                                                                          1,431


Lodging  0.1%

Courtyard by Marriott, Sr. Notes,
  10.75%, 2/1/08                                        50                   51
                                                                             51


Long Distance  1.3%

AT&T, Sr. Notes, 144A,
  8.00%, 11/15/31                                      490                  420

Sprint Capital, Sr. Notes,
  7.625%, 1/30/11                                      615                  579
                                                                            999


Manufacturing  0.1%
Terex, Sr. Sub. Notes,
  10.375%, 4/1/11                                      100                  110
                                                                            110


Media and Communications  2.2%

AOL Time Warner, Sr. Notes,
  7.625%, 4/15/31                                      750                  724

News America, Sr. Notes,
  6.75%, 1/9/38                                      1,000                  980
                                                                          1,704


Metals and Mining  0.9%

P&L Coal Holdings, Sr. Sub. Notes,
  9.625%, 5/15/08                                      184                  195

Phelps Dodge, Sr. Notes,
  8.75%, 6/1/11                                        500                  505
                                                                            700


Miscellaneous Consumer Products  0.5%

Eastman Kodak, Sr. Notes,
  6.375%, 6/15/06                                      205                  208

Jostens, Sr. Sub. Notes,
  12.75%, 5/1/10                                       175                  197
                                                                            405


Paper and Paper Products  4.6%

Abitibi Consolidated, Sr. Notes,
  6.95%, 12/15/06                                      685                  674

Bowater, Sr. Notes, 9.375%, 12/15/21                   500                  540

Celulosa Arauco Y Constitucion,
  Sr. Notes, 7.50%, 9/15/17                            735                  681

Fort James, Sr. Notes, 6.70%, 11/15/03                 550                  539

International Paper, Sr. Notes,
  6.875%, 4/15/29                                      400                  389

Packaging Corp. of America,
  Sr. Sub. Notes, 9.625%, 4/1/09                       250                  271

Weyerhaeuser, Sr. Notes,
  5.95%, 11/1/08                                       550                  552
                                                                          3,646


Petroleum  1.0%

Pemex Project Funding Master Trust
  Sr. Notes, 144A, 6.50%, 2/1/05           $           750      $           767
                                                                            767


Railroads  2.0%

CSX, Sr. Notes, 7.95%, 5/1/27                          840                  932

Union Pacific, Sr. Notes,
  6.65%, 1/15/11                                       600                  615
                                                                          1,547


Real Estate  1.8%

Regency Centers, REIT, Sr. Notes,
  7.40%, 4/1/04                                        500                  522

Rouse, REIT, Sr. Notes, 8.43%, 4/27/05                 350                  372

Simon Property, REIT, Sr. Notes,
  7.375%, 1/20/06                                      525                  550
                                                                          1,444


Retail  2.0%

Federated Department Stores,
  Sr. Notes, 7.00%, 2/15/28                            600                  586

JC Penney, Sr. Notes, 7.375%, 8/15/08                  300                  297

Sears Roebuck Acceptance Corp.,
  Sr. Notes, 7.00%, 2/1/11                             650                  678
                                                                          1,561


Savings and Loan  5.6%

BankUnited Capital Trust, Jr. Sub. Notes,
  10.25%, 12/31/26                                     375                  360

Dime Capital Trust I, Jr. Sub. Notes,
  9.33%, 5/6/27                                        775                  833

Golden State Holdings
  Sr. Notes
    7.00%, 8/1/03                                    1,025                1,059
    7.125%, 8/1/05                                     300                  317

Golden West Financial, Sr. Notes,
  5.50%, 8/8/06                                        300                  306

Greenpoint Bank, Sr. Sub. Notes,
  9.25%, 10/1/10                                       525                  583

Webster Capital Trust I, Jr. Sub. Notes,
  144A, 9.36%, 1/29/27                                 325                  331

Webster Capital Trust II, Series B,
  Jr. Sub. Notes, 10.00%, 4/1/27                       550                  597
                                                                          4,386


Services  1.0%

Intertek Finance, Sr. Notes,
  10.25%, 11/1/06                                       50                   52

Waste Management, Sr. Notes,
  6.50%, 11/15/08                                      700                  698
                                                                            750


Specialty Chemicals  0.2%

American Pacific, Sr. Notes,
  9.25%, 3/1/05                                        175                  178
                                                                            178


Supermarkets  1.7%

Delhaize America, Sr. Notes,
  8.125%, 4/15/11                          $           700      $           759

Kroger, Sr. Notes, 8.05%, 2/1/10                       500                  555
                                                                          1,314


Telephones  1.9%

Ameritech Capital Funding,
  Sr. Notes, 6.55%, 1/15/28                            400                  392

France Telecom, Sr. Notes, VR,
  9.00%, 3/1/31                                        450                  440

Qwest Capital Funding, Sr. Notes,
  7.75%, 2/15/31                                       385                  266

U.S. West Communications, Sr. Notes,
  6.625%, 9/15/05                                      425                  391
                                                                          1,489


Textiles and Apparel  0.0%

Dan River, Sr. Sub. Notes,
  10.125%, 12/15/03                                     50                   45
                                                                             45


Transportation (excluding Railroad)  0.6%

TravelCenters of America,
  Sr. Sub. Notes, 12.75%, 5/1/09                       200                  220

Westinghouse Air Brake, Sr. Notes,
  9.375%, 6/15/05                                      250                  251
                                                                            471


Transportation Services  0.7%

Amerco, Sr. Notes, 8.80%, 2/4/05                       400                  408

Erac USA Finance, Sr. Notes,
  144A, 8.00%, 1/15/11                                 110                  116
                                                                            524


Wireless Communications  0.4%

Rogers Cantel
  Sr. Notes
    9.375%, 6/1/08                                     125                  109
    9.75%, 6/1/16                                      125                  111

Triton PCS
  Sr. Sub. Notes, STEP, 0%, 5/1/08                      75                   63
  Sr. Sub. Notes, 8.75%, 11/15/11                       25                   22
                                                                            305


Wireline Communications  1.0%

Worldcom
  Sr. Notes
    7.50%, 5/15/11                                     385                  190
    7.875%, 5/15/03                                    165                  137
    8.25%, 5/15/31                         $           990      $           431
                                                                            758

Total Corporate Bonds
and Notes (Cost  $66,726)                                                67,291



ASSET-BACKED SECURITIES  3.6%

Airlines  2.1%

Continental Airlines

  PTC, 7.568%, 12/1/06                                 320                  283
  Series 1998-1, Class C, 6.541%, 9/15/09              236                  220
  Series 2000 2, Class B, 8.307%, 4/2/18               290                  290
  Series 2000-2, Class C, 8.312%, 4/2/11               383                  358

Delta Airlines, Series 2001-1,
  Class C, 7.299%, 9/18/06                             275                  274

US Airways, ETC, 8.93%, 4/15/08                        348                  260
                                                                          1,685


Foreign Government and Municipalities  0.8%

Republic of Brazil, Class C, Sr. Notes,
  VR, 8.00%, 4/15/14                                   185                  139

Russian Federation, Sr. Notes, VR,
  5.00%, 3/31/30                                       650                  466
                                                                            605


Transportation (Excluding Railroads)  0.7%

Atlas Air

         Series 1999-1, Class C,
         PTC, 8.77%, 1/2/11                          336               304

         Series 2000-1, Class C,
         PTC, 9.702%, 7/2/11                         264               252
                                                                       556

Total Asset-Backed
Securities (Cost  $2,936)                                            2,846



EQUITY AND CONVERTIBLE SECURITIES  6.9%

Automobiles and Related  0.7%

Ford Motor Company Capital Trust II,
  Cv. Pfd. Stock, 6.50%                                  5                  279

General Motors, Series A, Cv.
  Pfd. Stock, 4.50%                                     10                  283
                                                                            562


Building and Real Estate  1.4%

Crescent Real Estate Equities, REIT,
  Cv. Pfd. Stock, 6.75%                                  7                  133

Equity Office Properties Trust, Series B,
  Cv. Pfd. Stock, 5.25%                                  5                  231

Equity Residential Properties Trust, REIT,
  Cv. Pfd. Stock, 7.25%                                 15                  373

Reckson Associates Realty, Series A,
  Cv. Pfd. Stock, 7.625%                                16                  381
                                                                          1,118


Computer Service & Software  0.9%

Juniper Networks, 4.75%, 3/15/07           $           350      $           261

Morgan Stanley Dean Witter, Cv. Pfd. Stock

  Series Cisco Systems, 8.00%                           12                  194

  Series Juniper Networks, 12.00%                        8                   92

  Series Oracle, 8.00%                                  16                  144
                                                                            691


Electric Utilities  0.5%

Calpine, 144A, 4.00%, 12/26/06                         190                  171

Calpine Capital Trust III, Cv.
  Pfd. Stock, 5.00%                                      5                  140

Potomac Electric Power, Common Stock                     5                   97
                                                                            408


Electronic Components  0.5%

Analog Devices, 4.75%, 10/1/05                         225                  216

LSI Logic, 4.00%, 2/15/05                               35                   30

Morgan Stanley Dean Witter, Series Xilinx.,
  Cv. Pfd. Stock, 9.00%                                 18                  151
                                                                            397


Financial Services  0.1%

Morgan Stanley Dean Witter, Series Yahoo,
  Cv. Pfd. Stock, 8.00%                                 20                   85
                                                                             85


Media and Communications  0.6%

Mediaone Group, Cv. Pfd. Stock, 7.00%                   28                  444
                                                                            444


Miscellaneous  0.2%

Morgan Stanley Dean Witter, Cv. Pfd. Stock

  Series Nokia, 8.00%                                   20                   63

  Series Sun Microsystems, 8.00%                        11                   85

Safelite Glass, Class A,
  Warrants, 9/29/06 *                                    2                    0

Safelite Glass, Class B,
  Common Stock *                                         1                    0

Safelite Glass, Class B,
  Warrants, 9/29/07 *                                    1                    0

Safelite Reality, Common Stock *                         0                    0

TravelCenters of America,
  Warrants, 11/14/10 *                                   1                    6
                                                                            154


Miscellaneous Materials  0.3%

Williams Companies, Cv. Pfd.
  Stock, 9.00%                                          11                  189
                                                                            189


Telecommunications  1.1%

Cienna, 3.75%, 2/1/08                      $           600      $           380

JDS Uniphase, Common Stock                               7                   25

Lucent Technologies, Cv.
  Pfd. Stock, 8.00%                                      0                  228

ONI Systems, 5.00%, 10/15/05                           197                  149

Qwest Trends Trust, 144A, Cv.
  Pfd. Stock, 5.75%                                      6                   84
                                                                            866


Telecommunications Equipment  0.4%

Corning, Zero Coupon, 11/8/15                          710                  340
                                                                            340


Wireless Communications  0.2%

Liberty Media/Sprint PCS,
  4.00%, 11/15/29                                      305                  165
                                                                            165


Total Equity and Convertible
Securities (Cost  $6,178)                                                 5,419



U.S. GOVERNMENT OBLIGATIONS  1.3%

U.S. Treasury Bonds, 5.375%, 2/15/31                   360                  348

U.S. Treasury Notes
  3.50%, 11/15/06                                      225                  218
  4.875%, 2/15/12                                      450                  444

Total U.S. Government
Obligations (Cost  $1,018)                                                1,010



OPTIONS PURCHASED  0.4%

Cienna

  30 Contracts (for 100 shares each),
  Put, 10/19/02 @ $5.00 *                                3                    3

  12 Contracts (for 100 shares each),
  Put, 1/18/03 @ $20.00 *                                1                   17


Cisco Systems

  15 Contracts (for 100 shares each),
  Put, 1/18/03 @ $12.50 *                                2                    2

  55 Contracts (for 100 shares each),
  Put, 1/18/03 @ $15.00 *                                6                   12

  10 Contracts (for 100 shares each),
  Put, 1/18/03 @ $17.50 *                                1                    3


JDS Uniphase

  20 Contracts (for 100 shares each),
  Put, 6/22/02 @ $10.00 *                                2                   13

  20 Contracts (for 100 shares each),
  Put, 6/22/02 @ $5.00 *                                 2                    3


Juniper Networks

  30 Contracts (for 100 shares each),
  Put, 10/19/02 @ $7.50 *                                3                    3

  20 Contracts (for 100 shares each),
  Put, 1/18/03 @ $12.50 *                                2                    9

  25 Contracts (for 100 shares each),
  Put, 1/18/03 @ $22.50 *                                3                   33


Nokia

  10 Contracts (for 100 shares each),
  Put, 10/19/02 @ $15.00 *                 $             1      $             3

  10 Contracts (for 100 shares each),
  Put, 1/18/03 @ $25.00 *                                1                   11


  Oracle, 30 Contracts (for 100 shares each),
  Put, 1/18/03 @ $10.00 *                                3                    9

Qwest Communications International

  15 Contracts (for 100 shares each),
  Put, 1/17/04 @ $10.00 *                                2                    8

Sun Microsystems

  30 Contracts (for 100 shares each),
  Put, 1/18/03 @ $7.50 *                                 3                    5


Vodafone

  75 Contracts (for 100 shares each),
  Put, 1/18/03 @ $10.00 *                                8                    4

  95 Contracts (for 100 shares each),
  Put, 1/18/03 @ $15.00 *                               10                   21

  50 Contracts (for 100 shares each),
  Put, 1/18/03 @ $25.00 *                                5                   51


Williams Companies

  45 Contracts (for 100 shares each),
  Put, 1/17/04 @ $20.00 *                                5                   36


Xilinx, 20 Contracts (for 100 shares each),
  Put, 1/1/03 @ $35.00                                  *2                   13


Yahoo

  10 Contracts (for 100 shares each),
  Put, 1/18/03 @ $12.50 *                                1                    2

  30 Contracts (for 100 shares each),
  Put, 1/18/03 @ $17.50 *                                3                   12

Total Options Purchased (Cost  $199)                                        273



OPTIONS WRITTEN  (0.2%)

Cisco Systems

  15 Contracts (for 100 shares each),
  Call, 1/18/03 @ $12.50 *                              (2)                  (7)

  55 Contracts (for 100 shares each),
  Call, 1/18/03 @ $15.00 *                              (6)                 (18)

  10 Contracts (for 100 shares each),
  Call, 1/18/03 @ $17.50 *                              (1)                  (2)


JDS Uniphase

  20 Contracts (for 100 shares each),
  Call, 6/22/02 @ $5.00 *                               (2)                   0

  20 Contracts (for 100 shares each),
  Call, 6/22/02 @ $10.00 *                              (2)                   0


Juniper Networks

  20 Contracts (for 100 shares each),
  Call, 1/18/03 @ $12.50 *                              (2)                  (3)

Nokia

  10 Contracts (for 100 shares each),
  Call, 10/19/02 @ $15.00 *                             (1)                  (2)

  15 Contracts (for 100 shares each),
  Call, 10/19/02 @ $17.50 *                             (2)                  (1)

  10 Contracts (for 100 shares each),
  Call, 1/18/03 @ $25.00 *                              (1)                   0


Oracle, 30 Contracts (for 100 shares each),
  Call, 1/18/03 @ $10.00 *                              (3)                  (3)

Qwest Communications International

  15 Contracts (for 100 shares each),
  Call, 1/17/04 @ $10.00 *                              (2)                  (2)

Sun Microsystems

  30 Contracts (for 100 shares each),
  Call, 1/18/03 @ $7.50 *                               (3)                  (3)


Vodafone

  35 Contracts (for 100 shares each),
  Call, 10/19/02 @ $15.00 *                $            (4)     $            (6)

  75 Contracts (for 100 shares each),
  Call, 1/18/03 @ $15.00 *                              (8)                 (16)

  35 Contracts (for 100 shares each),
  Call, 1/18/03 @ $10.00 *                              (4)                 (19)

  35 Contracts (for 100 shares each),
  Call, 1/18/03 @ $25.00 *                              (4)                  (1)


Williams Companies

  45 Contracts (for 100 shares each),
  Call, 1/17/04 @ $20.00 *                              (5)                 (10)

Xilinx, 20 Contracts (for 100 shares each),
  Call, 1/1/03 @ $35.00 *                               (2)                 (15)


Yahoo

  10 Contracts (for 100 shares each),
  Call, 1/18/03 @ 12.50 *                               (1)                  (5)

  30 Contracts (for 100 shares each),
  Call, 1/18/03 @ $17.50 *                              (3)                  (8)

Total Options Written (Cost  $(192))                                       (121)



Money Market Funds  1.7%

T. Rowe Price Reserve
Investment Fund, 1.98% #                             1,326                1,326

Total Money Market Funds (Cost $1,326)                                    1,326



Total Investments in Securities
99.6% of Net Assets (Cost  $78,191)                             $        78,044



Futures Contracts

                                     Contract      Unrealized
                     Expiration      Value         Gain (Loss)
                     ----------      --------      -----------
                                         In thousands

Long, 1 Ten Year
U.S. Treasury
Note contract
$3,500 of U.S.
Treasury Notes
pledged as
initial margin       6/02            $ 107         $  1


Net payments
(receipts) of
variation
margin to date                                       (1)

Variation margin
receivable
(payable) on
open futures
contracts                                                                    --


Other Assets Less Liabilities                                               297

NET ASSETS                                                      $        78,341
                                                                ---------------

Net Assets Consist of:

Undistributed net investment
income (loss)                                                   $           129

Undistributed net realized
gain (loss)                                                              (5,073)

Net unrealized gain (loss)                                                 (146)

Paid-in-capital
applicable to
8,473,225 shares
of $0.0001 par
value capital
stock outstanding;
1,000,000,000
shares authorized                                                        83,431

NET ASSETS                                                      $        78,341
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          9.25
                                                                ---------------

   # Seven-day yield

   * Non-income producing

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to $6,838 and represents 8.7% of net assets

 ETC Equipment Trust Certificate

 MTN Medium-Term Note

 PTC Pass-Through Certificate

REIT Real Estate Investment Trust

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

  VR Variable Rate


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                              5/31/02


Investment Income (Loss)

Income

  Interest                                                 $    5,294

  Dividend                                                        291

  Other                                                             3

  Total income                                                  5,588


Expenses

  Investment management                                           232

  Shareholder servicing                                           129

  Custody and accounting                                          122

  Registration                                                     39

  Prospectus and shareholder reports                               21

  Legal and audit                                                  16

  Directors                                                         8

  Proxy and annual meeting                                          3

  Miscellaneous                                                     4

  Total expenses                                                  574

  Expenses paid indirectly                                         (1)

  Net expenses                                                    573

Net investment income (loss)                                    5,015


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                      (79)

  Futures                                                         (15)

  Written options                                                  30

  Net realized gain (loss)                                        (64)


Change in net unrealized gain (loss)

  Securities                                                     (794)

  Futures                                                           1

  Written options                                                  71

  Change in net
  unrealized gain (loss)                                         (722)

Net realized and
unrealized gain (loss)                                           (786)


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    4,229
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                   Year
                                                   Ended
                                                   5/31/02              5/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         5,015      $         3,833

  Net realized
  gain (loss)                                          (64)                (164)

  Change in net
  unrealized
  gain (loss)                                         (722)               2,848

  Increase (decrease)
  in net assets
  from operations                                    4,229                6,517


Distributions to shareholders

  Net investment
  income                                            (4,960)              (3,814)


Capital share transactions *

  Shares sold                                       43,965               30,273

  Distributions reinvested                           3,508                2,504

  Shares redeemed                                  (30,122)             (17,484)

  Increase (decrease)
  in net assets
  from capital
  share transactions                                17,351               15,293


Net Assets

Increase (decrease)
during period                                       16,620               17,996

Beginning of period                                 61,721               43,725

End of period                              $        78,341      $        61,721


*Share information

  Shares sold                                        4,708                3,289

  Distributions reinvested                             375                  273

  Shares redeemed                                   (3,237)              (1,903)

  Increase (decrease)
  in shares
  outstanding                                        1,846                1,659


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the fund recognized premiums and discounts on mortgage and asset-backed securities at the time of disposition or principal repayment as gain or loss. For the year ended May 31, 2002, the effect of this change was to increase net investment income by $3,000, and decrease net realized gain/loss on securities by $3,000. This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At May 31, 2002, approximately 19% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Futures Contracts During the year ended May 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended May 31, 2002, were as follows:


--------------------------------------------------------------------------------
                                                 Number of
                                                 Contracts             Premiums

     Outstanding at beginning
     of period                                          --      $            --

     Written                                           774              288,000

     Closed                                           (239)             (96,000)

     Outstanding at end
     of period                                         535      $       192,000
                                                  ------------------------------


     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $64,256,000 and $46,070,000, respectively, for the year ended May 31, 2002. Purchases and sales of U.S. government securities aggregated $16,622,000 and $17,506,000, respectively, for the year ended May 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended May 31, 2002 totaled $4,960,000 and were characterized as ordinary income At May 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
     Unrealized appreciation                                  $3,110,000

     Unrealized depreciation                                  (3,423,000)

     Net unrealized
     appreciation (depreciation)                                (313,000)

     Undistributed ordinary income                               922,000

     Capital loss carryforwards                               (5,699,000)

     Distributable earnings                                   (5,090,000)

     Paid-in capital                                          83,431,000

     Net assets                                              $78,341,000
                                                             -----------


     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. For the year ended May 31, 2002, $166,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2003. The fund intends to retain realized capital gains that my be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $63,000 of capital loss carryforwards. As of May 31, 2002, the fund had $752,000 of capital loss carryforwards that expire in 2007, $2,985,000 that expire in 2008, and $1,962,000 that expire in
     2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended May 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.



--------------------------------------------------------------------------------
     Undistributed net
     investment income                                        $   (3,000)

     Undistributed net realized gain                               3,000


     At May 31, 2002, the cost of investments for federal income tax purposes was $78,358,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $23,000 was payable at May 31, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through May 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $104,000 of management fees were not accrued by the fund for the year ended May 31, 2002. At May 31, 2002, unaccrued fees in the amount of $239,000 remain subject to reimbursement by the fund through May 31, 2003, and $104,000 through May 31, 2005.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $177,000 for the year ended May 31, 2002, of which $16,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2002, totaled $38,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of T. Rowe Price Corporate Income Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. ("the Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2002



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Tax Information (Unaudited) for the Tax Year Ended 5/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $241,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1995
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1995                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1995                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1995                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe
Price Portfolios                Principal Occupation(s) During Past 5 Years and
Overseen]                       Other Directorships of Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Managing Director, T. Rowe Price
(5/26/48)                       and T. Rowe Price Group, Inc.; Chairman of the
1995                            Board, Corporate Income Fund
[37]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1995                            Managing Director, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Corporate Income Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Managing Director,
1997                            T. Rowe Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Managing Director,
                                T. Rowe Price; Chairman and Director, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Officers                                Name (Date of Birth)
                                        Title and Fund(s) Served
                                        Principal Occupation(s)
--------------------------------------------------------------------------------
Steven G. Brooks (8/5/54)               Vice President, T. Rowe Price and
Vice President, Corporate               T. Rowe Price Group, Inc.
Income Fund
--------------------------------------------------------------------------------
Jennifer A. Callaghan (5/6/69)          Assistant Vice President, T. Rowe Price
Assistant Vice President,
Corporate Income Fund
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Corporate Income Fund        Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------
Patrick S. Cassidy (8/27/64)            Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
Corporate Income Fund
--------------------------------------------------------------------------------
Mark S. Finn (1/14/63)                  Vice President, T. Rowe Price
Vice President,
Corporate Income Fund
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Managing Director, T. Rowe Price;
Vice President,                         Director and Managing Director, T. Rowe
Corporate Income Fund                   Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Corporate Income Fund        and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Corporate Income Fund       Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Vernon A. Reid Jr. (5/14/54)            Vice President, T. Rowe Price and
Vice President, Corporate Income Fund   T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Robert M. Rubino (8/2/53)               Vice President, T. Rowe Price and
President, Corporate Income Fund        T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Mark J. Vaselkiv (7/22/58)              Managing Director, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Corporate Income Fund
--------------------------------------------------------------------------------
Thea N. Williams (12/20/61)             Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
Corporate Income Fund
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


Brokerage SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------


T. Rowe Price Retirement Services


     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring. IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)

     No-Load Variable Annuities

     Small Business Retirement Plans


* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com


     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*



BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond



MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F03-050  5/31/02